UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/15/2008

News Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

On April 15, 2008, News Corporation, a Delaware corporation (the "Company"), entered into an amendment ("Amendment No. 2") to the Amended and Restated Rights Agreement, dated as of August 4, 2006, as amended on January 3, 2007, by and between the Company and Computershare Investor Services, LLC, as Rights Agent (which, together with Amendment No. 1 and Amendment No. 2 shall be referred to as the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Rights Agreement.

Amendment No. 2 amends the final expiration date of the Rights issued pursuant to the Rights Agreement from October 20, 2008 to April 15, 2008. Accordingly, the Rights expired at the close of business on April 15, 2008 and the Rights Agreement has been terminated and is of no further force and effect. The Rights will be de-listed from the New York Stock Exchange, and de-registered under the Securities Exchange Act of 1934, as amended. A copy of Amendment No. 2 is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03.    Material Modifications to Rights of Security Holders

The information set forth in each of Item 1.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the termination of the Rights Agreement, on April 15, 2008, the Company filed a Certificate of Elimination (the "Certificate of Elimination") with the Secretary of State of the State of Delaware to eliminate all references in the Company's Restated Certificate of Incorporation to the Company's Series A Junior Participating Preferred Stock. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.    Other Events

On April 15, 2008, the Board of Directors of the Company also approved the elimination of the Company's classified board structure beginning at the Company's annual meeting of stockholders to be held in 2008 (the "2008 Annual Meeting"), subject to stockholder approval by the Company's Class B common stockholders at the 2008 Annual Meeting of a proposal to amend the Company's Restated Certificate of Incorporation to allow for the annual election of directors.

A copy of the Company's press release (i) describing Amendment No. 2 and the termination of the Rights Agreement and (ii) announcing the Board's approval of the elimination of the Company's classified board structure is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number       Description
______________________________________________________________
3.1               Certificate of Elimination of Series A Junior Participating Preferred Stock.
4.1               Amendment No. 2 to Amended and Restated Rights Agreement, dated as of August 4, 2006, as amended on January 3, 2007, by and between the Company and Computershare Investor Services, LLC, as Rights Agent.
99.1             Press Release by News Corporation dated April 15, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

News Corporation

Date: April 15, 2008	By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Exhibit Index

Exhibit No.	Description
EX-3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock.
EX-4.1
Amendment No. 2 to Amended and Restated Rights Agreement, dated as of August 4, 2006, as amended on January 3, 2007, by and between the Company and Computershare Investor Services, LLC, as Rights Agent.

EX-99.1	Press Release by News Corporation dated April 15, 2008.